Exhibit (A)(4)

THIRD AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

HOUSTON REFINING LP

The undersigned, desiring to amend the Certificate of Limited Partnership of Houston Refining LP, a Delaware partnership (the “Partnership”) pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the limited partnership is Houston Refining LP.

SECOND: Section 4 of the Certificate of Limited Partnership shall be amended as follows:

4. General Partner. The name and business address of the general partner of the Partnership is:

Lyondell Refining Company LLC

Two Greenville Crossing

4001 Kennett Pike, Suite 238

Greenville, Delaware 19807

THIRD: The effective date of this Third Amendment to the Certificate of Limited Partnership is February 1, 2007.

IN WITNESS WHEREOF, the undersigned has executed this Third Amendment to the Certificate of Limited Partnership of Houston Refining LP on this 1st day of February, 2007.

LYONDELL REFINING COMPANY LLC
a Delaware limited liability company

By:
Name: Allen C. Holmes
Title: Vice President

[ILLEGIBLE]

SECOND AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

LYONDELL-CITGO REFINING LP

The undersigned, desiring to amend the Certificate of Limited Partnership of LYONDELL-CITGO Refining LP (the “Partnership”) pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the limited partnership is LYONDELL-CITGO Refining LP.

SECOND: Section 1 of the Certificate of Limited Partnership shall be amended as follows:

1. Name. The name of the limited partnership formed hereby is Houston Refining LP.

THIRD: In light of the withdrawal of CITGO Gulf Coast Refining, Inc. as a general partner of the Partnership, Section 4 of the Certificate of Limited Partnership shall be amended as follows:

4. General Partner. The name and business address of the general partner of the Partnership is:

Lyondell Refining Company LP

1221 McKinney

Houston, Texas 77010

FOURTH: The effective date of this Second Amendment to the Certificate of Limited Partnership is October 2, 2006.

IN WITNESS WHEREOF, the undersigned has executed this Second Amendment to the Certificate of Limited Partnership of LYONDELL-CITGO Refining LP on this 26th day of September, 2006.

LYONDELL REFINING COMPANY LP, a Delaware limited partnership

By:	LRC Holdings GP LLC, its general partner

By:
Name: Gerald A. O’Brien
Title: Vice President and General Counsel

[ILLEGIBLE]

SECOND AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

LYONDELL-CITGO REFINING LP

The undersigned, desiring to amend the Certificate of Limited Partnership of LYONDELL-CITGO Refining LP (the “Partnership”) pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the limited partnership is LYONDELL-CITGO Refining LP.

SECOND: Section 1 of the Certificate of Limited Partnership shall be amended as follows:

1. Name. The name of the limited partnership formed hereby is Houston Refining LP.

THIRD: In light of the withdrawal of CITGO Gulf Coast Refining, Inc. as a general partner of the Partnership, Section 4 of the Certificate of Limited Partnership shall be amended as follows:

4. General Partner. The name and business address of the general partner of the Partnership is:

Lyondell Refining Company LP

1221 McKinney

Houston, Texas 77010

FOURTH: The effective date of this Second Amendment to the Certificate of Limited Partnership is October 2, 2006.

IN WITNESS WHEREOF, the undersigned has executed this Second Amendment to the Certificate of Limited Partnership of LYONDELL-CITGO Refining LP on this 26th day of September, 2006.

LYONDELL REFINING COMPANY LP, a Delaware limited partnership

By:	LRC Holdings GP LLC, its general partner

By:
Name: Gerald A. O’Brien
Title: Vice President and General Counsel

G:legal\fin\corpsec\subs\LCR 2nd amend to cert of limited partnership effect 10 2 2006

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

LYONDELL-CITGO REFINING LP

The undersigned, desiring to amend the Certificate of Limited Partnership of Lyondell-CITGO Refining LP pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware do hereby certify as follows:

FIRST: The name of the limited partnership is Lyondell-CITGO Refining LP.

SECOND: Section 4 of the Certificate of Limited Partnership shall be amended as follows:

“The names and the business addresses of the general partners of the Partnership are:

Lyondell Refining Company LP

P.O. Box 3646

Houston, Texas 77252-3646

CITGO Gulf Coast Refining, Inc.

P.O. Box 4689

Houston, Texas 77210-4689”

IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Certificate of Limited Partnership of Lyondell-CITGO Refining LP as of January 24, 2006.

LYONDELL REFINING COMPANY LP, a Delaware limited partnership

By:	LRC Holdings GP LLC, its general partner

By:
		Name:	Kerry A. Galvin
		Title:	Senior Vice President, General Counsel and Secretary

CITGO GULF COAST REFINING, INC, a Delaware corporation

By:
	Name:	Jerry E. Thompson
	Title:	President

CERTIFICATE OF LIMITED PARTNERSHIP

OF

LYONDELL-CITGO REFINING LP

THIS Certificate of Limited Partnership of Lyondell-CITGO Refining LP (the “Partnership”), is being duly executed and filed by Lyondell Refining Company, a Delaware Corporation, and CITGO Gulf Coast Refining, Inc., a Delaware corporation, as general partners, to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act.

1.	Name. The name of the limited partnership formed hereby is Lyondell-CITGO Refining LP.

2.	Registered Office. The address of the registered office of the Partnership in the State of Delaware is c/o Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801.

3.	Registered Agent. The name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801.

4.	General Partners. The names and the business addresses of the general partners of the Partnership are:

Lyondell Refining Company

P.O. Box 3646

Houston, Texas 77252-3646

CITGO Gulf Coast Refining, Inc.

P.O. Box 3758

Tulsa, Oklahoma 74556

HOU02:602583.6

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Limited Partnership, which shall become effective at 5:00 p.m. (Eastern time) on December 31,1998, to be duly executed as of December 31, 1998.

LYONDELL REFINING COMPANY a Delaware corporation
By:
Name:	T. Kevin De Nicola
Title:	Executive Vice President

CITGO Gulf Coast Refining, Inc. a Delaware corporation

By:
Name:
Title:

HOU02:602583.6

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Limited Partnership, which shall become effective at 5:00 p.m. (Eastern time) on December 31, 1998, to be duly executed as of December 31, 1998.

LYONDELL REFINING COMPANY a Delaware corporation

By:
Name:
Title:

CITGO Gulf Coast Refining, Inc. a Delaware corporation

By:
Name:	Ezra C. Hunt
Title:	Vice President

HOU02:602583.6

CERTIFICATE OF CONVERSION TO LIMITED PARTNERSHIP

OF LYONDELL-CITGO REFINING COMPANY LTD.

TO LYONDELL-CITGO REFINING LP

This Certificate of Conversion to Limited Partnership has been duly executed and is being filed by Lyondell Refining Company, a Delaware corporation, and CITGO Gulf Coast Refining, Inc., a Delaware corporation, as general partners, to convert LYONDELL-CITGO Refining Company Ltd., a Texas limited liability company (the “Other Entity”), to LYONDELL-CITGO Refining LP, a Delaware limited partnership (the “Limited Partnership”), under the Delaware Revised Uniform Limited Partnership Act.

1.	The Other Entity was first formed on January 1, 1993. The jurisdiction of the Other Entity at the time it was first formed was Texas.

2.	The Other Entity’s name immediately prior to the filing of this Certificate of Conversion to Limited Partnership was LYONDELL-CITGO Refining Company Ltd.

3.	The name of the Limited Partnership as set forth in its Certificate of Limited Partnership is LYONDELL-CITGO Refining LP.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Conversion, which shall become effective at 5:00 p.m., (Eastern time) on December 31, 1998, to be duly executed as of December 31, 1998.

LYONDELL REFINING COMPANY a Delaware corporation

By:
Name:	T. Kevin De Nicola
Title:	Executive Vice President

CITGO Gulf Coast Refining, Inc. a Delaware corporation

By:
Name:
Title:

HOU02:602615.5

CERTIFICATE OF CONVERSION TO LIMITED PARTNERSHIP

OF LYONDELL-CITGO REFINING COMPANY LTD.

TO LYONDELL-CITGO REFINING LP

This Certificate of Conversion to Limited Partnership has been duly executed and is being filed by Lyondell Refining Company, a Delaware corporation, and CITGO Gulf Coast Refining, Inc., a Delaware corporation, as general partners, to convert LYONDELL-CITGO Refining Company Ltd., a Texas limited liability company (the “Other Entity”), to LYONDELL-CITGO Refining LP, a Delaware limited partnership (the “Limited Partnership”), under the Delaware Revised Uniform Limited Partnership Act.

1.	The Other Entity was first formed on January 1, 1993. The jurisdiction of the Other Entity at the time it was first formed was Texas.

2.	The Other Entity’s name immediately prior to the filing of this Certificate of Conversion to Limited Partnership was LYONDELL-CITGO Refining Company Ltd.

3.	The name of the Limited Partnership as set forth in its Certificate of Limited Partnership is LYONDELL-CITGO Refining LP.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Conversion, which shall become effective at 5:00 p.m., (Eastern time) on December 31, 1998, to be duly executed as of December 31, 1998.

LYONDELL REFINING COMPANY a Delaware corporation

By:
Name:
Title:

CITGO Gulf Coast Refining, Inc. a Delaware corporation

By:
Name:	Ezra C. Hunt
Title:	Vice President

T:\PA5540\LCRC-DOC9.DOC

ARTICLES OF CONVERSION converting LYONDELL-CITGO REFINING COMPANY LTD. (a Texas limited liability corporation) into LYONDELL-CITGO REFINING LP (a Delaware limited partnership)

The undersigned officer of LYONDELL-CITGO Refining Company Ltd., a Texas limited liability company (the “Converting Entity”) does hereby file the following Articles of Conversion under Article 10.09 of the Texas Limited Liability Company Act (the “Act”) for the purpose of converting into LYONDELL-CITGO Refining LP (a Delaware limited partnership) (the “Converted Entity”).

1 The Plan of Conversion (the “Plan”) is attached hereto at Exhibit A.

2. The approval of the Plan was duly authorized by all action required under the Act and by the Converting Entity’s constituent documents.

3. The Converted Entity shall be responsible for the payment of all fees and franchise taxes as required by law to be paid by the Converting Entity and the Converted Entity will be obligated to pay such fees and franchise taxes if the same are not timely paid.

4. The Conversion shall be effective as of 4:00 p.m. (Central time), December 31, 1998

EXECUTED this 31st day of December.

LYONDELL-CITGO REFINING COMPANY LTD.

By:
Name:	Jose L. Rodriguez
Title:	Vice President

[ILLEGIBLE]

EXHIBIT A

PLAN OF CONVERSION

converting

LYONDELL-CITGO REFINING COMPANY LTD.

(a Texas limited liability company)

into

LYONDELL-CITGO REFINING LP

(a Delaware limited partnership)

This Plan of Conversion (“Plan”) is agreed to and entered into as of this 31st day of December, 1998 by LYONDELL-CITGO REFINING COMPANY LTD. (a Texas limited liability company) pursuant to Article 10.08 of the Texas Limited Liability Company Act and Section 17-217 of the Delaware Revised Uniform Limited Partnership Act.

ARTICLE I

NAMES OF THE CONVERTING ENTITY AND THE CONVERTED ENTITY

The name of the converting entity is LYONDELL-CITGO Refining Company Ltd. (a Texas limited liability company) (the “Converting Entity”). The name of the converted entity is LYONDELL-CITGO Refining LP (a Delaware limited partnership) (the “Converted Entity”).

ARTICLE II

CONTINUATION OF EXISTENCE

The Converting Entity is continuing its existence in the organizational form of the Converted Entity.

ARTICLE III

CONVERTED ENTITY

The Converted Entity will be a limited partnership formed under the laws of the State of Delaware.

[ILLEGIBLE]

ARTICLE IV

MANNER AND BASIS OF CONVERTING INTEREST

As of the effective time of the conversion, the membership interests previously owned by the Members of the Converting Entity will be converted into partnership interests in the Converted Entity as set forth below:

Member	Member Interest	Partnership Interest

Lyondell Refining Company	10.10% member interest	1.00% general partner interest 9 10% limited partner interest

Lyondell Refining LP, LLC	48 65% member interest	48.65% limited partner interest
CITGO Refining Investment Company	40.25% member interest	40 25% limited partner interest
CITGO Gulf Coast Refining, Inc.	1 00% member interest	1.00% general partner interest
ARTICLE V EFFECTIVE TIME The effective time of the Conversion will be 4:00 p.m. (Central time), December 31, 1998.

[ILLEGIBLE]

IN WITNESS WHEREOF, this Plan is dated as of the date first set forth above.

LYONDELL-CITGO REFINING COMPANY LTD., a Texas limited liability company

By:
Name:	Jose L. Rodriguez
Title:	Vice President

[ILLEGIBLE]